SIERRA TACTICAL All ASSET FUND

Class A Shares: SIRAX

Class C Shares: SIRCX

Investor Class: SIRIX

Instl Class: SIRRX

Class A1: SIRZX

Class I1: SIRJX

(a series of Northern Lights Fund Trust)

Supplement dated December 31, 2019 to the Prospectus and

Statement of Additional Information (“SAI”) dated January 28, 2019

The following supersedes any contrary information contained in any current Prospectus or the Fund’s Statement of Additional Information

Effective immediately, the following paragraph under the section “How to Purchase Shares” on page 16 of the Fund’s prospectus is hereby replaced with the following:

Instl Class: Instl Class of the Fund are sold at NAV without an initial sales charge and are not subject to12b-1 distribution fees. This means that 100% of your initial investment is placed into shares of the Fund. Instl Class require a minimum initial investment of $100,000. Instl Class shares have a higher minimum initial investment than Class A, Class C and Investor Class. Registered investment advisers and broker/dealer firms that have omnibus accounts with the Fund may achieve the required initial minimum by aggregating an initial purchase on behalf of multiple clients and may thereafter make purchases in lesser amounts. Instl Class shares may also be available on certain brokerage platforms. An investor transacting in Instl Class shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2019, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.